                             Exhibit (24)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 2002
                         by Parker-Hannifin Corporation




                                Power of Attorney







            *Numbered in accordance with Item 601 of Regulation S-K.

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Securities and Exchange Commission
Washington, D.C. 20549

                         Re: Parker-Hannifin Corporation

         Commission File No. 1-4982
         Annual Report on Form 10-K
         Authorized Representatives

Gentlemen:

Parker-Hannifin Corporation (the "Company") is the issuer of Securities registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his name below confirms, as of the date appearing opposite his signature, that each of the following "Authorized Representatives" is authorized on his behalf to sign and to submit to the Securities and Exchange Commission Annual Reports on Form 10-K and amendments thereto as required by the Act:

                            Authorized Representatives
                            --------------------------
                               Donald E. Washkewicz
                               Michael J. Hiemstra
                               Thomas A. Piraino, Jr.

Each person so signing also confirms the authority of each of the Authorized Representatives named above to do and perform, on his behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.

                                       Date                                            Date
                                       ----                                            ----
/s/ D. E. Washkewicz                  8/7/02    /s/ Giulio Mazzalupi                  8/8/02
    Donald E. Washkewicz, Principal                 Giulio Mazzalupi, Director
    Executive Officer and Director

/s/ M. J. Hiemstra                    8/7/02    /s/ Klaus-Peter Muller                8/8/02
    Michael J. Hiemstra, Principal                  Klaus-Peter Muller, Director
    Financial Officer

/s/ Dana A. Dennis                    8/7/02    /s/ Candy M. Obourn                   8/8/02
    Dana A. Dennis                                  Candy M. Obourn, Director
    Principal Accounting Officer

/s/ Duane E. Collins                  8/8/02    /s/ Hector R. Ortino                  8/8/02
    Duane E. Collins, Chairman of                   Hector R. Ortino, Director
    the Board of Directors

/s/ John G. Breen                     8/8/02    /s/ Allan L. Rayfield                 8/8/02
    John G. Breen, Director                         Allan L. Rayfield, Director

/s/ Paul C. Ely, Jr.                  8/9/02    /s/ Wolfgang R. Schmitt               8/8/02
    Paul C. Ely, Jr., Director                      Wolfgang R. Schmitt, Director

/s/ W. E. Kassling                    8/8/02    /s/ Debra L. Starnes                  8/8/02
    William E. Kassling, Director                   Debra L. Starnes, Director

/s/ R. J. Kohlhepp                    8/8/02    /s/ D. W. Sullivan                    8/8/02
    Robert J. Kohlhepp, Director                    Dennis W. Sullivan, Director

/s/ Peter W. Likins                   8/11/02
    Peter W. Likins, Director